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                                                                   EXHIBIT 10.10

                           GTECH HOLDINGS CORPORATION

          SCHEDULE OF RECIPIENTS OF EXECUTIVE SEPARATION AGREEMENTS (1)

   Recipient        Payout Period (2)
-----------------   -----------------
W. Bruce Turner       (3)
Barbara Burns         12 months (4)
David Calabro         12 months (5)
Marc Crisafulli       12 months
Walter G. DeSocio     12 months
Kathleen McKeough     (6)
Jaymin Patel          12 months
Timothy Nyman         12 months
Donald Sweitzer       12 months

(1) Sets forth individuals who are, or who were during fiscal 2005, executive officers and/or directors of GTECH Holdings Corporation ("Holdings") and who are currently parties to separation agreements.

(2) Unless otherwise indicated, executive is to receive continuation of his or her base salary at time of separation, plus certain health, insurance and other benefits for the respective number of months indicated.

(3) See Agreement, dated as of August 6, 2002, between W. Bruce Turner and Holdings.

(4)   Departed from Holdings effective April 22, 2005.

(5)   Scheduled to depart from Holdings effective May 15, 2005.

(6) Departed from Holdings effective December 31, 2004. See Severance Agreement and Release, dated as of November 24, 2004, by and among Holdings, GTECH Corporation and Kathleen McKeough.